Exhibit 23

                         Consent Of Independent Auditors

We consent to the use of our report dated March 22, 2002, with respect to the financial statements of BridgeSpan Title Company, included in the Form 8-K/A filed by Capital Title Group, Inc. on June 14, 2002.

                                        /s/ Ernst & Young LLP

June 13, 2002